Exhibit 10.27
Contract No. 051104-0004-0000    Amendment Number 3

AMENDMENT TO RAYONIER ADVANCED MATERIALS INC. INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES (“the Plan”)

WHEREAS, Rayonier Advanced Materials Inc. (the “Employer”) maintains the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees (the “Plan”) for its employees;

WHEREAS, Rayonier Advanced Materials Inc. has decided that it is in its best interest to amend the Plan;

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement.

NOW THEREFORE BE IT RESOLVED, that the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 1-1-2016.

1. The Adoption Agreement is amended to read:

6-2
EMPLOYER CONTRIBUTION FORMULA. For the period designated in AA §6-4 below, the Employer will make the following Employer Contributions on behalf of Participants who satisfy the allocation conditions designated in AA §6-5 below. Any Employer Contribution authorized under this AA §6-2 will be allocated in accordance with the allocation formula selected under AA §6-3.

☑ (a)	Discretionary contribution. The Employer will determine in its sole discretion how much, if any, it will make as an Employer Contribution.

☐ (b)	Fixed contribution.

☐ (1)	% of each Participant’s Plan Compensation.

☐ (2)	$ for each Participant.

☐ (3)	The Employer Contribution will be determined in accordance with any Collective Bargaining Agreement(s) addressing retirement benefits of Collectively Bargained Employees under the Plan.

☐ (c)	Service-based contribution. The Employer will make the following contribution:

☐ (1)	Discretionary. A discretionary contribution determined as a uniform percentage of Plan Compensation or a uniform dollar amount for each period of service designated below.

☐ (2)	Fixed percentage. % of Plan Compensation paid for each period of service designated below.

☐ (3)	Fixed dollar. $ for each period of service designated below.
The service-based contribution will be based on the following periods of service:

☐ (4)	Each Hour of Service

☐ (5)	Each week of employment

☐ (6)	Describe period:
The service-based contribution is subject to the following rules.

☐ (7)	Describe any special provisions that apply to service-based contribution:
[Note: Any period described in subsection (6) must apply uniformly to all Participants and cannot exceed a 12-month period. Any special provisions under subsection (7) must satisfy the nondiscrimination requirements under Code §401(a)(4) and the regulations thereunder.]

☐ (d)	Year of Service contribution. The Employer will make an Employer Contribution based on Years of Service with the Employer.

Years of Service	Contribution %
☐ (1) For Years of Service between and	%
☐ (2) For Years of Service between and	%
☐ (3) For Years of Service between and	%
☐ (4) For Years of Service and above	%

Exhibit 10.27
Contract No. 051104-0004-0000    Amendment Number 3

For this purpose, a Year of Service is each Plan Year during which an Employee completes at least 1,000 Hours of Service. Alternatively, a Year of Service is:
[Note: Any alternative definition of a Year of Service must meet the requirements of a Year of Service as defined in Section 2.03 of the Plan.]

☐ (e)
Prevailing Wage Formula. The Employer will make a contribution for each Participant’s Prevailing Wage Service based on the hourly contribution rate for the Participant’s employment classification. (See Section 3.02(a)(5) of the Plan.)

☐ (1)
Amount of contribution. The Employer will make an Employer Contribution based on the hourly contribution rate for the Participant’s employment classification. The Prevailing Wage Contribution will be determined as follows:

☐ (i)
The Employer Contribution will be determined based on the required contribution rates for the employment classifications under the applicable federal, state or municipal prevailing wage laws. For any Employee performing Prevailing Wage Service, the Employer may make the required contribution for such service without designating the exact amount of such contribution.

☐ (ii)
The Employer will make the Prevailing Wage Contribution based on the hourly contribution rates as set forth in the Addendum attached to this Adoption Agreement. However, if the required contribution under the applicable federal, state or municipal prevailing wage law provides for a greater contribution than set forth in the Addendum, the Employer may make the greater contribution as a Prevailing Wage Contribution.

☐ (2)	Offset of other contributions. The contributions under the Prevailing Wage Formula will offset the following contributions under this Plan. (See Section 3.02(a)(5) of the Plan.)

☐ (i)	Employer Contributions (other than Safe Harbor Employer Contributions)

☐ (ii)	Safe Harbor Employer Contributions.

☐ (iii)	Qualified Nonelective Contributions (QNECs)

☐ (iv)	Matching Contributions (other than Safe Harbor Matching Contributions)

☐ (v)	Safe Harbor Matching Contributions.

☐ (vi)	Qualified Matching Contributions (QMACs)
[Note: If subsection (ii) or (v) is checked, the Prevailing Wage contribution must satisfy the requirements for a Safe Harbor Contribution.]

☐ (3)	Modification of default rules. Section 3.02(a)(5) of the Plan contains default rules for administering the Prevailing Wage Formula. Complete this subsection (3) to modify the default provisions.

☐ (i)
Application to Highly Compensated Employees. Instead of applying only to Nonhighly Compensated Employees, the Prevailing Wage Formula applies to all eligible Participants, including Highly Compensated Employees.

☐ (ii)
Minimum age and service conditions. Instead of no minimum age or service condition, Prevailing Wage contributions are subject to a one Year of Service (as defined in AA§4-3) and age 21 minimum age and service requirement with semi-annual Entry Dates.

☐ (iii)
Allocation conditions. Instead of no allocation conditions, the Prevailing Wage contributions are subject to a 1,000 Hours of Service and last day employment allocation condition, as set forth under Section 3.09 of the Plan.

☐ (iv)	Vesting. Instead of 100% immediate vesting, Prevailing Wage contributions will vest under the following vesting schedule (as defined in Section 7.02 of the Plan):

☐ (A)	6-year graded vesting schedule

☐ (B)	3-year cliff vesting schedule

☐ (v)	Describe:
[Note: Overriding the default provisions under this subsection (3) may restrict the ability of the Employer to take full credit for Prevailing Wage Contributions for purposes of satisfying its obligations under applicable federal, state or municipal prevailing wage laws. Any modifications must satisfy the nondiscrimination requirements under Code §401(a)(4) and should be consistent with the applicable federal, state or municipal prevailing wage laws. See Section 3.02(a)(5) of the Plan.]

Exhibit 10.27
Contract No. 051104-0004-0000    Amendment Number 3

☑ (f)
Describe special rules for determining contributions under Plan: An Employer Retirement Contribution may be made to Eligible Employees who were hired by Rayonier Inc. prior to January 1, 2006, and who became Participants in this Plan as of 11:59pm on June 27, 2014 (the “Effective Time”) or at a later date, solely because such Eligible Employee was working for Rayonier, Inc. pursuant to a visa the conditions of which would not permit such Eligible Employee’s employment to transfer to the Employer until after the Effective Time (the “Later Date”), provided such Eligible Employees were eligible to participate in the Rayonier Investment and Savings Plan for Salaried Employees immediately prior to the Effective Time or the Later Date. Notwithstanding the preceding sentence, no Employer Retirement contributions shall be made after December 31, 2015. Except as provided in the preceding sentence, Enhanced Retirement Contributions may be made to Eligible Employees who were hired by Rayonier Inc. or the Employer on or after January 1, 2006.

[Note: Any special rules must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

2. The Adoption Agreement is amended to read:

6B-2
MATCHING CONTRIBUTION FORMULA: For the period designated in AA §6B-5 below, the Employer will make the following Matching Contribution on behalf of Participants who satisfy the allocation conditions under AA §6B-7 below. [See AA §6B-3 for the definition of Eligible Contributions for purposes of the Matching Contributions under the Plan. If the Plan provides for After-Tax Employee Contributions, also see AA §6D-2 to determine the application of the Matching Contribution formulas to After-Tax Employee Contributions.]

☑ (a)
Discretionary match. The Employer will determine in its sole discretion how much, if any, it will make as a Matching Contribution. Such amount can be determined either as a uniform percentage of deferrals or as a flat dollar amount for each Participant.

☑ (b)	Fixed match. The Employer will make a Matching Contribution for each Participant equal to:

☑ (1)	50 % of Eligible Contributions made for each period designated in AA §6B-5 below.

☐ (2)	$ for each period designated in AA §6B-5 below.

☐ (3)
% of Eligible Contributions made for each period designated in AA §6B-5 below. However, to receive the Matching Contribution for a given period, a Participant must contribute Eligible Contributions equal to at least         % of Plan Compensation for such period.

☐ (4)
$     for each period designated in AA §6B-5 below. However, to receive the Matching Contribution for a given period, a Participant must contribute Eligible Contributions equal to at least         % of Plan Compensation for such period.

☐ (c)	Tiered match. The Employer will make a Matching Contribution to all Participants based on the following tiers of Eligible Contributions.

☐ (1)	Tiers as percentage of Plan Compensation.

Eligible Contributions	Fixed Match %	Discretionary Match
☐ (i) Up to % of Plan Compensation	%	☐
☐ (ii) From % up to % of Plan Compensation	%	☐
☐ (iii) From % up to % of Plan Compensation	%	☐
☐ (iv) From % up to % of Plan Compensation	%	☐
☐ (2)Tiers as dollar amounts.

Eligible Contributions	Fixed Match	Discretionary Match
☐ (i) Up to $	%	☐
☐ (ii) From $ up to $	%	☐
☐ (iii) From $ up to $	%	☐
☐ (iv) Above $	%	☐
[Note: If the Plan is designed to satisfy the ACP safe harbor with respect to the Matching Contributions, the rate of Matching Contribution may not increase as the rate of Eligible Contributions increases.]

Exhibit 10.27
Contract No. 051104-0004-0000    Amendment Number 3

☐ (d)	Year of Service match. The Employer will make a Matching Contribution as a uniform percentage of Eligible Contributions to all Participants based on Years of Service with the Employer.

Years of Service	Matching %
☐(1) From up to Years of Service	%
☐ (2) From up to Years of Service	%
☐ (3) From up to Years of Service	%
☐ (4) Years of Service equal to and above	%
For this purpose, a Year of Service is each Plan Year during which an Employee completes at least 1,000 Hours of Service. Alternatively, a Year of Service is:
[Note: Each separate rate of Matching Contribution must satisfy the nondiscrimination requirements under Treas. Reg. §1.401(a)(4)-4 as a separate benefit, right or feature. Any alternative definition of a Year of Service must meet the requirements of a Year of Service as defined in Section 2.03 of the Plan.]

☐ (e)
Different Employee groups. The Employer may make a different Matching Contribution to the Employee groups designated under subsection (1) below. The Matching Contribution will be allocated separately to each designated Employee group in accordance with the formula designated under subsection (2).

(1)	Designated Employee groups.

(2)	Matching Contribution formulas.

☐ (i)	Discretionary Matching Contribution. The Employer may make a different discretionary Matching Contribution for each Employee group designated under subsection (1).

☐ (ii)	Different Matching Contribution formula. The following Matching Contribution will apply for each Employee group designated under subsection (1).
[Note: Each separate rate of Matching Contribution must satisfy the nondiscrimination requirements under Treas. Reg. §1.401(a)(4)-4 as a separate benefit, right or feature.]

☐ (f)	Describe special rules for determining allocation formula:
[Note: Any special rules must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]
3. The Adoption Agreement is amended to read:

6B-4
LIMITS ON MATCHING CONTRIBUTIONS. In applying the Matching Contribution formula(s) selected under AA §6B-2 above, all Eligible Contributions are eligible for Matching Contributions, unless elected otherwise under this AA §6B-4. [See AA §6D-2 for any limits that apply with respect to After-Tax Employee Contributions.]

☐ (a)
ACP safe harbor match. The Matching Contribution formula(s) selected in AA §6B-2 are designed to satisfy the ACP Safe Harbor as described in Section 6.04(i) of the Plan. Therefore, any Matching Contribution selected in AA §6B-2 will only apply with respect to Eligible Contributions that do not exceed 6% of Plan Compensation and to the extent any Matching Contribution formula is discretionary, the total amount of discretionary Matching Contributions will not exceed 4% of Plan Compensation for the Plan Year.

[Note: If this subsection is checked, no allocation conditions should be selected under AA §6B-7. If allocation conditions are selected under AA §6B-7, the Matching Contributions under this AA §6B-2 may not qualify for the ACP safe harbor. See Section 6.04(i) of the Plan.]

☑ (b)	Limit on the amount of Eligible Contributions. The Matching Contribution formula(s) selected in AA §6B-2 above apply only to Eligible Contributions that do not exceed:
☑ (1)    8    % of Plan Compensation.
☐ (2)    $    .

☐ (3)	A discretionary amount determined by the Employer.
[Note: If both (1) and (2) are selected, the limit under this subsection is the lesser of the percentage selected in subsection (1) or the dollar amount selected in subsection (2).]

☐ (c)	Limit on Matching Contributions. The total Matching Contribution provided under the formula(s) selected in AA §6B-2 above will not exceed:

☐ (1)	% of Plan Compensation.

☐(2)	$ .

Exhibit 10.27
Contract No. 051104-0004-0000    Amendment Number 3

☑ (d)	Application of limits. The limits identified under this AA §6B-4 do not apply to the following Matching Contribution formula(s):

☑ (1)Any limit on the amount of Eligible Contributions does not apply to:	☐ (2) Any limit on Matching Contributions does not apply to:
☑ (i)Discretionary match	☐ (i)Discretionary match
☐ (ii)Fixed match	☐ (ii)Fixed match
☐ (iii)Tiered match	☐ (iii)Tiered match
☐ (iv)Year of Service match	☐ (iv)Year of Service match
☐ (v)Employee group match	☐ (v)Employee group match

☐ (e)	Special limits applicable to Matching Contributions:
[Note: Any special provisions under this subsection must comply with the nondiscrimination requirements under Code §401(a)(4).]
4. The Adoption Agreement is amended to read:

6D-2
AFTER-TAX EMPLOYEE CONTRIBUTIONS. If After-Tax Employee Contributions are authorized under AA §6D-1, a Participant may contribute any amount as After-Tax Employee Contributions up to the Code §415 Limitation (as defined in Section 5.03 of the Plan), except as limited under this AA §6D-2.

☑ (a)	Limits on After-Tax Employee Contributions. If this subsection is checked, the following limits apply to After-Tax Employee Contributions:

☑ (1)	Maximum limit. A Participant may make After-Tax Employee Contributions up to

☑ (i)	100 % of Plan Compensation

☐ (ii)	$
for the following period:

☐ (iii)	the entire Plan Year.

☑ (iv)	the portion of the Plan Year during which the Employee is eligible to participate.

☐ (v)	each separate payroll period during which the Employee is eligible to participate.

☑ (2)	Minimum limit. The amount of After-Tax Employee Contributions a Participant may make for any payroll period may not be less than:

☑ (i)	1 % of Plan Compensation.

☐ (ii)	$ .

☑ (b)	Eligibility for Matching Contributions. Unless designated otherwise under this subsection, After-Tax Employee Contributions will not be eligible for Matching Contributions under the Plan.

☑ (1)	After-Tax Employee Contributions are eligible for the following Matching Contributions under the Plan:

☑ (i)	All Matching Contributions elected under AA §6B and AA §6C.

☐ (ii)	All Matching Contributions elected under AA §6B (other than Safe Harbor/QACA Safe Harbor Matching Contributions elected under AA §6C-2).

☐ (iii)	Only Safe Harbor/QACA Safe Harbor Matching Contributions under AA §6C-2.

☐ (iv)	All Matching Contributions designated under AA §6B-2 and/or AA §6C-2, except for the following Matching Contributions:

☑ (2)	The Matching Contribution formula only applies to After-Tax Employee Contributions that do not exceed:

☑ (i)	8 % of Plan Compensation.

☐ (ii)	$ .

☐ (iii)	A discretionary amount determined by the Employer.

☑ (c)
Change or revocation of After-Tax Employee Contributions. In addition to the Participant’s Entry Date under the Plan, a Participant’s election to change or resume After-Tax Employee Contributions will be effective as of the dates designated under the After-Tax Employee Contribution election form or other written procedures adopted by the Plan Administrator. Alternatively, the Employer may designate under this subsection specific dates as of which a Participant may change or resume After-Tax Employee Contributions. (See Section 3.06 of the Plan.)

Exhibit 10.27
Contract No. 051104-0004-0000    Amendment Number 3

☐ (1)	The first day of each calendar quarter

☐ (2)	The first day of each Plan Year

☐ (3)	The first day of each calendar month

☑ (4)	The beginning of each payroll period

☐ (5)	Other:
[Note: A Participant must be permitted to change or revoke an After-Tax Employee Contribution election at least once per year. Unless designated otherwise under subsection (5), a Participant may revoke an election to make After-Tax Employee Contributions (on a prospective basis) at any time.]

☐ (d)
ACP Testing Method. The same ACP Testing Method will apply to After-Tax Employee Contributions as applies to Matching Contributions, as designated under AA §6B-6. If no method is selected under AA §6B-6, the Current Year Testing Method will apply, unless designated otherwise under this subsection.

☐	Instead of the Current Year Testing Method, if no testing method is selected under AA §6B-6, the Plan will use the Prior Year Testing Method in running the ACP Test.
[Note: If the Plan is a Safe Harbor 401(k) Plan (as designated in AA §6C), the Plan must use the Current Year Testing Method.]

☑ (e)	Other limits: After-tax contributions, when combined with Deferred Salary contributions made by a Participant may not exceed 100% of the Participant's Compensation for the Plan Year.
[Any other limits must comply with the nondiscrimination requirements under Code §401(a)(4).]

Exhibit 10.27
Contract No. 051104-0004-0000    Amendment Number 3

EMPLOYER SIGNATURE PAGE
PURPOSE OF EXECUTION. This Signature Page is being executed for Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees to effect:

☐ (a)	The adoption of a new plan, effective [insert Effective Date of Plan]. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐ (b)	The restatement of an existing plan, in order to comply with the requirements of PPA, pursuant to Rev. Proc. 2011-49.

(1)
Effective date of restatement:     . [Note: Date can be no earlier than January 1, 2007. Section 14.01(f)(2) of Plan provides for retroactive effective dates for all PPA provisions. Thus, a current effective date may be used under this subsection (1) without jeopardizing reliance.]

(2)    Name of plan(s) being restated:
(3)    The original effective date of the plan(s) being restated:

☑ (c)
An amendment or restatement of the Plan (other than to comply with PPA). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

(1)	Effective Date(s) of amendment/restatement: 1-1-2016

(2)	Name of plan being amended/restated: Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees

(3)	The original effective date of the plan being amended/restated: 6-27-2014

(4)
If Plan is being amended, identify the Adoption Agreement section(s) being amended: 6-2(f) to clarify the Employer Contribution formula; 6B-2(b)(1) and 6B-4(b)(1) the Fixed Matching Contribution formula is now 50% of Salary Deferrals up to 8% of Plan Compensation; and 6D-2(b)(2)(i) the Matching Contribution formula only applies to After-Tax Employee Contributions that do not exceed 8% of Compensation.

VOLUME SUBMITTER SPONSOR INFORMATION. The Volume Submitter Sponsor (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Volume Submitter Sponsor (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Volume Submitter Sponsor (or authorized representative) at the following location:
Name of Volume Submitter Sponsor (or authorized representative): Massachusetts Mutual Life Insurance Company
Address: 1295 State Street Springfield, MA 01111-0001
Telephone number: (800) 309-3539
IMPORTANT INFORMATION ABOUT THIS VOLUME SUBMITTER PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Volume Submitter Sponsor as evidence that the Plan is qualified under Code §401(a), to the extent provided in Rev. Proc. 2011-49. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2011-49. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 1.66 of the Plan.
By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #04. The Employer understands that the Volume Submitter Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Rayonier Advanced Materials Inc.
(Name of Employer)

(Name of authorized representative)	(Title)

(Signature)	(Date)

Exhibit 10.27
Contract No. 051104-0004-0000    Amendment Number 3

Action by Unanimous Consent of the Board of Directors
Amendment of Qualified Retirement Plan

The undersigned, being all the members of the Board of Directors of Rayonier Advanced Materials Inc. (“Company”), hereby consent to the following resolutions:

WHEREAS, the Company maintains the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees (“Plan”), a qualified retirement plan, for the benefit of its eligible employees.

WHEREAS, the Company has decided to amend the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement.

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Adoption Agreement.

WHEREAS, the Board of Directors has reviewed and evaluated the proposed amendments to the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby approves the Amendment to Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees, to be effective on 1-1-2016. A true copy of the amendment, as approved by the Board of Directors, is attached hereto.

RESOLVED FURTHER, that the President of the Company, or any other person or persons duly authorized to represent the Employer, may execute the amendment to the Plan and perform any other actions necessary to implement the Plan amendment.

RESOLVED FURTHER, if the Plan amendment modifies the provisions of the Summary Plan Description, Plan participants will receive a Summary of Material Modifications summarizing the changes under the amendment.

DIRECTORS:

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)